Exhibit 10.1

AMENDMENT 3 TO THE AMENDED AND RESTATED MASTER AGREEMENT

This Amendment 3, effective as of the 1st day of January, 2009 (“Effective Date”), amends the Amended and Restated Master Agreement (the “Agreement”) dated January 1, 2006, as amended August 15, 2008 and March 20, 2008, by and between TRX Technology Services, L.P. (“TRX”) and BCD Travel USA LLC (formerly known as WorldTravel Partners I, LLC) (“BCD” or “Client”) as follows:

WHEREAS, BCD is transitioning off of the CORREX Services provided under the Agreement;

WHEREAS, BCD wishes for TRX to continue to provide the CORREX Services under the terms of the Agreement, as amended below, through August 31, 2009;

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions hereinafter set forth, the parties hereto agree to amend the Agreement as follows:

1.	The Agreement is hereby extended from January 1, 2009 through August 31, 2009 for the CORREX Services only. All other term and renewal language in the Agreement is of no further force and effect.

2.	Notwithstanding anything to the contrary in the Agreement, as of the Effective Date of this Amendment, all pricing for the CORREX Services under the Agreement is of no further force and effect and is replaced with the following pricing, which shall be effective for the period January 1, 2009 through August 31, 2009:

CORREX Monthly Payment Schedule

*

3.	All development requested by BCD shall be billed by TRX and paid by BCD at a rate of *

*	Confidential Treatment Requested

*

Except as specifically amended herein, the Agreement shall remain in full force and effect with regard to the CORREX Services only.

IN WITNESS WHEREOF, TRX and Client have caused this Services Agreement to be executed as of the Effective Date by their duly authorized representatives, and each represents and warrants that it is legally free to enter this Agreement.

TRX TECHNOLOGY SERVICES, L.P.	BCD TRAVEL USA LLC.

/s/ David Cathcart	/s/ Danny B. Hood
Signature	Signature

David Cathcart	Danny B. Hood
Name	Name

Chief Financial Officer	President
Title	Title

05/20/09	05/20/09
Date	Date

*	Confidential Treatment Requested